UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

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(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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The Oberweis Funds
(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE OBERWEIS FUNDS
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532
_______________________________

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS
TO BE HELD ON MARCH 25, 2022

_______________________________

TO:    To the Shareholders of The Oberweis Funds

A Special Meeting of shareholders of The Oberweis Funds, a Massachusetts business trust (the “Trust” and each series thereof a “Fund”), will be held on Friday, March 25, 2022 at 9:00 a.m. Central time at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 (the “Meeting”), to consider and vote on the following proposal:

1)      To elect five (5) nominees to serve for a term beginning on May 1, 2022 to continue until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such nominee or of a successor to such nominee, and until the election and qualification of his or her successor, if any, elected at such meeting, or until such nominee sooner dies, resigns, retires or is removed; and

2)      To transact such other business as may properly come before the Meeting.

The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on January 24, 2022 have the right to receive notice of, attend and vote at the Meeting or any postponements or adjournments thereof. If a quorum is not present at the Meeting, the Meeting may be adjourned to a later date.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Meeting. You may vote in person, by mail, by telephone or over the Internet.

•        To vote in person, you may cast your vote in person by attending the Meeting to be held at the offices of Oberweis Asset Management, Inc., at 3333 Warrenville Road, Suite 500 Lisle, Illinois 60532, on Friday, March 25, 2022 at 9:00 a.m., Central time.

•        To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•        To vote by telephone, please call the toll-free number printed on your proxy ballot.

•        To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you have any questions, please call Okapi Partners LLC, the Funds’ proxy solicitation agent, toll-free at (844) 343-2621.

January 26, 2022

/s/ James W. Oberweis
James W. Oberweis, President
The Oberweis Funds

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it, or to take advantage of the Internet or telephone voting procedures, as described on your proxy card. Your prompt return of the enclosed proxy card (or authorizing your proxy by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and submit your vote in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Meeting to be held on Friday, March 25, 2022. The Proxy Statement is available on the Internet at www.OkapiVote.com/Oberweis.

THE OBERWEIS FUNDS
3333 Warrenville Road, Suite 500
Lisle, Illinois 60532

PROXY STATEMENT

__________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Oberweis Funds, a Massachusetts business Trust (the “Trust”), for use at the Special Meeting of Shareholders to be held on Friday, March 25, 2022 at 9:00 a.m. Central time at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532 (such meeting, including any postponement or adjournment thereof, being referred to as the “Meeting”). Only shareholders of record at the close of business on January 24, 2022 (the “Record Date”), will be entitled to notice of and to attend and vote at the Meeting or any postponements or adjournments thereof. This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about February 1, 2022.

The Trust currently offers seven Funds: Oberweis Global Opportunities Fund, Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis International Opportunities Fund, Oberweis China Opportunities Fund, Oberweis Emerging Markets Fund and Oberweis International Opportunities Institutional Fund (each a “Fund” and collectively, the “Funds”). As of the Record Date, the following number of shares of the Trust were outstanding and entitled to be voted at the Meeting:

Number of Shares Outstanding
Oberweis Global Opportunities Fund	2,154,948.248
Oberweis Micro-Cap Fund	3,762,870.336
Oberweis Small-Cap Opportunities Fund	1,496,906.147
Oberweis International Opportunities Fund	11,576,845.185
Oberweis China Opportunities Fund	8,241,627.429
Oberweis Emerging Markets Fund	1,017,714.372
Oberweis International Opportunities Institutional Fund	81,187,647.554
Total	109,438,559.271

The presence in person or by proxy of thirty percent (30%) of all votes entitled to be cast at the meeting (without regard to series or class) will constitute a quorum. When a quorum is present, election of each of the nominees to the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) requires the affirmative vote of a plurality of the shares of the Trust voted. Shareholders of each Fund will vote together as a single class to elect nominees to the Board. Shareholders shall be entitled to cast one vote for each share, and a pro rata vote for each fractional share, held as of the Record Date.

Shareholders as of the Record Date will have the option to vote “FOR” or may “WITHHOLD” from voting with respect to any nominee. Votes to “withhold” and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares present at the Meeting for purposes of establishing a quorum for the transaction of business. For purposes of the election, withheld votes and broker non-votes will not be counted in favor of, but will have no other effect on, the vote.

Each valid proxy given by a shareholder of the Trust will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” the election of each nominee.

In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Meeting. You may vote in person, by mail, by telephone or over the Internet. Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. The submission of a proxy will not affect your right to vote in-person if you attend the Meeting and wish to do so.

To support the health and well-being of our shareholders, officers, OAM and community, if circumstances change due to COVID-19, the Meeting might be conducted virtually via audio teleconference instead of in-person, in which case details about the change and how to access the Meeting will be announced and posted on the Funds’ website at www.OkapiVote.com/OberweisMeeting.

The Board recommends that shareholders vote “FOR” the election of each nominee as a Trustee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON FRIDAY, MARCH 25, 2022: THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARDS ARE AVAILABLE AT www.OkapiVote.com/Oberweis.

The Trust’s Annual Report, containing financial statements for the year ended December 31, 2020, and Semi-Annual Report for the period ended June 30, 2021 have been made available to shareholders. To receive a free copy of these reports, call The Oberweis Funds at 800-323-6166 or visit The Oberweis Funds’ Web site at oberweisfunds.com.

PROPOSAL:

ELECTION OF TRUSTEES

The Oberweis Funds is a Massachusetts business trust governed by a “Board of Trustees” (each Board member, a “Trustee” and together, the “Trustees”). The Board of Trustees currently consists of four persons: three Trustees who are not “interested persons” (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”): Katherine Smith Dedrick, Gary D. McDaniel and James G. Schmidt and one interested Trustee (“Interested Trustee”): James D. Oberweis. Messrs. McDaniel, Schmidt and James D. Oberweis have previously been elected by shareholders for an indefinite term until his or her successor is appointed or elected. Ms. Dedrick was appointed to the Board by the Trustees that comprised the Board at the time of her appointment in accordance with the Trust’s Declaration of Trust and Section 16(a) of the 1940 Act. Messrs. Schmidt and James D. Oberweis are retiring from the Board effective May 1, 2022, consistent with the retirement policy adopted by the Board.

The Nominating Committee of the Trust nominated and recommended that the Board of Trustees nominate Ms. Dedrick, Alix Charles and Michael Simon for election to the Board at the Meeting. The Board of Trustees voted to recommend each of these nominees, Gary D. McDaniel and James W. Oberweis (collectively, the “Nominees”) to shareholders for election as Trustees. If elected as a member of the Board, each Nominee will hold office for an indefinite term until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such nominee or of a successor to such nominee, and until the election and qualification of his or her successor, if any, elected at such meeting, or until such nominee sooner dies, resigns, retires or is removed. Each Nominee, other than Mr. James W. Oberweis, would serve as an Independent Trustee. Prior to the nominations being made, the current Board of Trustees reviewed the backgrounds of the Nominees and their qualifications to serve on the Board.

All Nominees listed below have agreed to stand for election and consented to serve as Trustees of the Trust, if elected. In case any Nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend, unless a decision is made to reduce the number of Trustees serving on the Board. The following table sets forth certain information about the Trustees and Nominees:

Trustees and Nominees for Election

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) during Past 5 Years (including actual start date regardless of number of years)	Number of Portfolios in Fund Complex Overseen by Trustee/to Be Overseen by Nominee	Other Trusteeships/ Directorships Held by Trustee/Nominee During Past Five Years
Disinterested Trustees/Nominees:
Alix Charles(2) (47)	Nominee	—	Physician — Duly Health and Care — January, 2008 to present	7	None
Katherine Smith Dedrick(3) (64)	Trustee and Nominee	Trustee since November, 2004	Partner — Walberg LLC, January, 2020 to present; Senior Counsel — Tyson & Mendes, May, 2018 to July, 2021; President — Smith-Dedrick Properties, Inc., December, 2016 to December, 2019; President — KSD Law PC, September, 2015 to December 2021; President — KSD Global Consulting Inc., August, 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to March, 2016; President — Aggressive Publishing, Inc., 2010 to present.	7	None
Gary D. McDaniel(3) (73)	Trustee and Nominee	Trustee since April, 2004	Independent Consultant.	7	None
James G. Schmidt(3)(4) (74)	Trustee	Trustee since December, 2003	Retired; Senior Vice President and Chief Financial Officer — Federal Heath Sign Co., May, 2003 to December, 2019.	7	None
Michael Simon (64)	Nominee	—	Principal, Simon Venture Development, September, 2010 to present; Partner, Holt Capital Partners, August, 2016 to present.	7	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) during Past 5 Years (including actual start date regardless of number of years)	Number of Portfolios in Fund Complex Overseen by Trustee/to Be Overseen by Nominee	Other Trusteeships/ Directorships Held by Trustee/Nominee During Past Five Years
Disinterested Trustee/Nominee:
James D. Oberweis(4)(5) (74)	Trustee	Trustee since July, 1986	Chairman of the Board — Oberweis Dairy, Inc., 1986 to present; Illinois State Senator, January 2013 to 2021.	7	None
James W. Oberweis(6) (47)	President/ Nominee	Officer since August, 1996	Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 — September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.	7	None

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(1)      Unless otherwise noted, each trustee shall serve as a trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or a successor to such trustee, and until the election or appointment and qualification of his or her successor, if any, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed.

(2)      Dr. Charles maintains an advisory account with Oberweis Asset Management, Inc. (“OAM”), the Funds’ investment adviser. He receives no special treatment as a result of this account.

(3)      Ms. Dedrick and Messrs. McDaniel and Schmidt each maintain a retail brokerage account with Oberweis Securities, Inc. (“OSI”), the Funds’ principal distributor. They do not receive special treatment as a result of these accounts.

(4)      Messrs. Schmidt and James D. Oberweis are retiring from the Board effective May 1, 2022, consistent with the retirement policy adopted by the Board.

(5)      James D. Oberweis is an Interested Trustee of the Trust since he is a shareholder of OAM, the Funds’ investment adviser. James D. Oberweis is the father of James W. Oberweis, President and Portfolio Manager of the Trust and President of OAM and OSI.

(6)      James W. Oberweis is an interested nominee of the Trust because of his positions with OAM and OSI and his ownership of shares of OAM.

Qualifications of Trustees and Nominees

The following is a brief discussion of the experiences and qualifications considered by the Board that led to the conclusion, as of the date of this Proxy Statement, that each continuing Trustee, and in the case of Messrs. James W. Oberweis, Charles and Simon each Nominee, should serve as a Trustee. The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or the Board of Trustees by reason thereof. The information provided below is not all-inclusive.

Alix Charles.    Dr. Charles M.D. is an Independent Nominee of the Trust. He is a dermatologist in private practice for 18 years and the managing shareholder chairman of the physician department of dermatology at Duly Health and Care, a 900+ physician owned and operated multi-specialty group practice with offices in four states. He was president of the Chicago Dermatological Society from July 2016 to June 2017 and the Illinois Dermatological Society from June 2011 to June 2013. He earned his medical degree in 2000 from Mayo Medical School and completed his residency training in 2004 with Rush University Medical Center.

Katherine Smith Dedrick.    Ms. Smith Dedrick has been a Trustee of the Trust since November 2004 and is Chair of the Nominating Committee. She has been the President of KSD Global Consulting, Inc. since August 2015. She was a practicing attorney and the President of KSD Law PC from May 2018 to December 2021. She has served as Chair and board member of the North American Branch of the Chartered Institute of Arbitrators since 2021 and 2019, respectively. She also served as Senior Counsel to Tyson & Mendes from May, 2018 to July, 2021 and Partner of Walberg LLC since January 2020. She was the President of Smith-Dedrick Properties, Inc. from December, 2016 to December, 2019. She was a partner with Childress Duffy, Ltd. from April 2007 to August 2015, a member of Risk Worldwide LLC from 2007 to 2016, and an Executive Committee member of Risk Worldwide NZ Ltd from 2011 to March 2016. She has also been the President of Aggressive Publishing, Inc. since 2010. She was previously a partner with Levenfeld Pearlstein, LLC from January 2005 to April 2007 and a partner with Hinshaw & Culbertson from 1985 to January 2005. In addition to her law degree, Ms. Smith Dedrick has an MBA from the University of Chicago.

Gary D. McDaniel.    Mr. McDaniel has served as a trustee of the Trust since April 2004 and from 1986 to 1991. He was Senior Vice President/General Manager of Exopack Holding Corp. from 2008 to 2010 and Vice President/General Manager of the Flexible Packaging Group of Smurfit Stone Container from March 1988 to 2007 and Chairman of the Flexible Packaging Association in 1998. He served on the Board of Oliver-Tolas Products, LLC from January 2007 to December 2012, Charter NEX Performance Films, LLC from January 2010 to December 2014 and was the Chairman and CEO of Star Packaging Corp. from December 2012 to December 2013. He also has an MBA from the University of Chicago.

James D. Oberweis.    Mr. Oberweis has been a trustee of the Trust since July 1986. He previously served as portfolio manager of certain Funds and in various officer roles with the Trust. He is an owner and the Chairman of the Board of Oberweis Dairy, Inc. Mr. Oberweis is the founder of OAM and served as director from September 1994 to February 2008 and as its Chairman from September 2001 to February 2008 and in various other roles since the firm’s inception. Mr. Oberweis previously wrote a newsletter on emerging growth companies and was the creator of The Oberweis Octagon. He served as an Illinois state senator from 2013 to 2021. He also serves on the board of the Oberweis Foundation. He previously served as Chairman of the Board of Diamond Marketing Solutions from November 2009 to January 2014 and on the boards of Colborne Foodbotics and Third Millennium (a family real estate partnership). He also has an MBA from the University of Chicago.

James W. Oberweis.    Mr. Oberweis has served as an officer of the Trust since August 1996 and president of the Trust since May 2005. He has served as the Chairman of OAM since February 2008 and President and Director of OAM since September, 2001, and as portfolio manager of certain Funds and in various other roles with the Trust since December 1995. He has been the President and Director of OSI since September 1996 and the Chairman of Oberweis Asset Management (Hong Kong) Limited (since March 2007) and Oberweis Asset Management UK Limited (since July 2014). Mr. Oberweis is a holder of the Chartered Financial Analyst (CFA) designation. He has an MBA with high honors from the University of Chicago.

James G. Schmidt.    Mr. Schmidt has served as a trustee of the Trust since December 2003 and from 1988 to 1991 and as Chairman of the Audit Committee since February 2004. Mr. Schmidt is retired. He was Senior Vice President and Chief Financial Officer of Federal Heath Sign Co. from May, 2003 to December, 2019. He was previously Vice President Finance of the Federal Sign Division of Federal Signal from 1991 to 2003, Vice President Finance of Roney-Oatman from 1989 to 1991 and Vice President-Finance of The Interlake Corporation from 1986 to 1989. The Board of the Trust has determined that Mr. Schmidt is an “audit committee financial expert” as defined by the SEC. He also has an MBA from the University of Chicago.

Michael Simon.    Mr. Simon is an Independent Nominee of the Trust. He is Principal of Simon Venture Development since September, 2016 and partner and co-chief investment officer at Holt Capital Partners since August, 2016. From 2001 to 2010, he served as Senior Portfolio Manager and Global Partner at Invesco. From 1996 to 2001, he was an Equity Analyst at Luther King Capital Management. Mr. Simon is a holder of the Chartered Financial Analyst (CFA) designation. He has an MBA with high honors from the University of Chicago.

The Board has concluded that the interests of the Trust and its shareholders are served by having Trustees who have long-term experience as Trustees of the Trust, as well as highly experienced Nominees, who may bring new perspectives to management of the Trust.

Leadership Structure and Board of Trustees

The Trust’s Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. The Trustees regularly request and/or receive reports from OAM, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board is comprised of four Trustees, three of whom are Independent Trustees. Although the Trustees have not appointed a chairperson from among them, Mr. Oberweis, an Interested Trustee, typically presides at meetings of the Board. The Independent Trustees also have not appointed a lead Independent Trustee from among them.

Consistent with its responsibility for oversight of the Trust and the Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, OAM and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Treasurer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Board receives a report from the CCO regarding the effectiveness of the Trust’s compliance program and the CCO meets separately with the Independent Trustees in executive session. In addition, the Board receives reports from OAM on the investments and securities trading of the Funds, as well as valuation reports and any issues related to portfolio compliance. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including OAM as well as the Trust’s custodian, OSI and transfer agent. The Board also requires OAM to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board of Trustees held four meetings during the fiscal year ended December 31, 2021. During the last fiscal year, each Trustee attended 75% or more of the Trust’s Board meetings and the Committee meetings if a member thereof.

Fund Shares Beneficially Owned by Trustees and Nominees — December 31, 2021

	Global Opportunities Fund	Micro-Cap Fund	Small-Cap Opportunities Fund	International Opportunities Fund	China Opportunities Fund	Emerging Markets Fund	International Opportunities Institutional Fund	Aggregate Dollar Range of Fund Shares Owned
Independent Trustees/Nominees
Alix Charles	$50,001 – $100,000	None	None	None	Over $100,000	$50,001 – $100,000	$50,001 – $100,000	Over $100,000
Katherine Smith Dedrick	$50,001 – $100,000	$10,001 – $50,000	None	$10,001 – $50,000	$10,001 – $50,000	None	$50,001 – $100,000	Over $100,000
Gary D. McDaniel	$50,001 – $100,000	None	None	None	$50,001 – $100,000	None	None	Over $100,000
James G. Schmidt	Over $100,000	None	None	Over $100,000	Over $100,000	$10,001 – $50,000	None	Over $100,000
Michael Simon	None	None	None	None	None	None	None	None

Interested Trustees/Nominees
James W. Oberweis	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000
James D. Oberweis	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Shares Beneficially Owned by Trustees, Nominees and Officers as a Group — December 31, 2021(1)

Fund Name	Class	Total Number of Shares Owned	Percentage of Class
Global Opportunities Fund	Institutional	171,501.828	26.14%
Micro-Cap Fund	Institutional	154,592.630	11.22%
Small-Cap Opportunities Fund	Institutional	103,776.332	17.88%
China Opportunities Fund	Institutional	383,761.016	29.38%
Emerging Markets Fund	Institutional	421,615.095	48.68%

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(1)      Unless otherwise indicated in the table above, the Trustees, Nominee and officers of the Trust, as a group, own less than 1% of the then-outstanding shares of a Fund.

As of December 31, 2021, none of the Independent Nominees or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of securities of an investment advisor or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

Shareholder Communication with the Trustees

The Trust’s Board of Trustees provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the Trustees individually. Shareholders may send such written communications to the Board of Trustees or to one or more Trustees individually by sending such communications to them, care of the Trust, at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Compensation Information

Effective January 1, 2021, the Trust pays each Trustee of the Trust who is not also affiliated with OAM and/or OSI for such services an annual fee of $23,000, plus $5,000 for attendance at a meeting of the Board of Trustees and $2,000 for attendance at a meeting of the Audit Committee. The Trust pays the Chairman of the Audit Committee an additional $2,000 annually.

The following table sets forth the compensation received from the Trust for the fiscal year ended December 31, 2021 by the Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation
Katherine Smith Dedrick	$45,000	—	—	$45,000
Gary D. McDaniel	$45,000	—	—	$45,000
James G. Schmidt	$47,000	—	—	$47,000

Committees of the Board of Trustees

The Board has established three standing committees: an Audit Committee, a Nominating Committee and a Pricing Committee. Each of the Audit Committee and the Nominating Committee is currently comprised of all three Independent Trustees. All of the Trustees are currently members of the Pricing Committee. It is expected that, if elected, all independent Nominees will serve on the Audit Committee and Nominating Committee and that all Nominees will serve on the Pricing Committee.

The Trust’s day-to-day operations are managed by OAM and other service providers. The Board and the committees meet periodically throughout the year to review the Trust’s activities, including, among others, Fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Trust’s leadership structure is appropriate given the number, size and nature of the Funds in the fund complex.

Audit Committee

The Audit Committee recommends the selection of an independent registered public accounting firm for the Trust; reviews with such independent registered public accountants the planning, scope and results of their audit of the Funds’ financial statements and the fee for services performed; reviews financial statements of the Funds; and receives audit reports.

The Audit Committee met on one occasion during the Trust’s most recent fiscal year.

Nominating Committee

The Nominating Committee is responsible for the identification and recommendation of individuals for Board membership.

The Nominating Committee met on two occasions during the Trust’s most recent fiscal year.

The Nominating Committee has established procedures for shareholders to submit recommendations for names to the Board. Recommendations for Board candidates should be submitted directly to the Nominating Committee of the Trust, care of the Trust, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532. The principal criterion for the selection of candidates is discussed in the Nominating Committee Charter, a copy of which is included on Appendix A.

Pricing Committee

The Pricing Committee is responsible for determining the fair value of illiquid securities, securities for which market quotations are not readily available, and securities for which current market values may be unreliable, subject to conformance with the Trust’s Procedures for Valuing Securities and with Board oversight.

The Pricing Committee met on two occasions during the Trust’s most recent fiscal year.

ADDITIONAL INFORMATION

Officers

Officers of the Trust are elected annually by the Trustees and serve at the pleasure of the Board. The address of each Officer is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532. Information is set forth below as to Officers of the Trust:

Name, Address and Age as of December 31, 2021	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) during Past 5 Years (including actual start date regardless of number of years)
James W. Oberweis (47)	President	Officer since August, 1996

Chairman, February, 2008 to present, President and Director — Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 — September, 2001); President and Director — Oberweis Securities, Inc., September, 1996 to present; Chairman — Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman — Oberweis Asset Management UK Limited, July, 2014 to present.

Patrick B. Joyce (62)	Executive Vice President and Chief Compliance Officer	Officer since October, 1994

Executive Vice President, Secretary, Chief Compliance Officer and Director — Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director — Oberweis Securities, Inc., September, 1996 to present; Director — Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Director — Oberweis Asset Management UK Limited, July, 2014 to present.

David I. Covas (46)	Vice President	Officer since August, 2004	Vice President — Oberweis Asset Management, Inc., September, 2003 to present; Vice-President — Oberweis Securities, Inc., January, 2004 to present; Registered Representative, July, 1997 to present.

Name, Address and Age as of December 31, 2021	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) during Past 5 Years (including actual start date regardless of number of years)
Kenneth S. Farsalas (50)	Vice President	Officer since August, 2009	Director of US Equities, January 2008 to present, Vice President and Portfolio Manager, November 2004 to present — Oberweis Asset Management, Inc.
Eric V. Hannemann (48)	Treasurer	Officer since August, 2005	Vice President of Accounting — Oberweis Asset Management, Inc., and Oberweis Securities, Inc., June, 2004 to present.
Thomas P. Joyce (35)	Secretary	Officer since July, 2021	Vice President of Compliance, December 2021 to present, Senior Compliance Analyst, July 2013 to November, 2021, Compliance Associate, April, 2010 to June, 2013 – Oberweis Asset Management, Inc.

____________

(1)      Officers are elected for annual terms.

Officers’ Roles with OSI, the Trust’s Principal Distributor

James W. Oberweis	President and Director
Patrick B. Joyce	Executive Vice President, Director and Chief Financial Officer
David I. Covas	Vice President
Eric V. Hannemann	Vice President of Accounting

Significant Owners

As of December 31, 2021, the name, address and number and percentage of shares held by persons which are known by the Trust to be record or beneficial owners of 5% or more of the outstanding shares of a Fund are listed below. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund and could determine the outcome of a vote with respect to that Fund.

Name and Address of Beneficial Owner	Class of Shares%	Owned	Number of Shares Owned	Type of Ownership
Global Opportunities Fund
Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	Investor	12.55	189,668.215	Beneficial
Capital Bank Trust Co., Trustee FBO Oberweis Dairy Inc. 401(k) PSP 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	Institutional	6.63	43,520.096	Beneficial
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Institutional	5.05	33,115.250	Beneficial

Micro-Cap Fund
Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	Investor	14.54	351,340.109	Beneficial
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	Investor	14.80	357,392.778	Beneficial
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Institutional	41.67	573,950.207	Beneficial

Small-Cap Opportunities Fund
Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	Investor	7.31	58,016.206	Beneficial
Capital Bank Trust Co., Trustee FBO Oberweis Dairy Inc. 401(k) PSP 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	Institutional	11.50	66,784.308	Beneficial
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Institutional	34.73	201,596.546	Beneficial

International Opportunities Fund
Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	Investor	24.73	2,894,854.008	Beneficial
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	Investor	6.57	768,984.474	Beneficial

Name and Address of Beneficial Owner	Class of Shares%	Owned	Number of Shares Owned	Type of Ownership
China Opportunities Fund
Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	Investor	16.89	1,181,194.987	Beneficial
TD Ameritrade Inc. For the Exclusive Benefit of Our Customers P.O. Box 2226 Omaha, NE 68103	Investor	13.22	924,141.444	Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	Investor	10.10	706,000.978	Beneficial

Emerging Markets Fund
Charles Schwab & Co., Inc. Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	Investor	25.44	29,422.141	Beneficial
TD Ameritrade Inc. FBO Paul R Thompson 3117 Belleview Ave Cheverly, MD 20785-1212	Investor	5.25	6,068.507	Beneficial
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Investor	10.46	12,091.808	Beneficial
JP Morgan Securities LLC FBO 996-10785-17 4 Chase Metrotech Center Brooklyn, NY 11245-0001	Investor	6.11	7,065.678	Beneficial
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Institutional	34.05	294,904.325	Beneficial

International Opportunities Institutional Fund
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Institutional	33.40	27,467,140.135	Beneficial
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Institutional	5.99	4,925,331.330	Beneficial
MAC Co A C 858994 Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	Institutional	10.40	8,554,646.158	Beneficial
MAC Co A C 980767 Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	Institutional	9.52	7,831,914.862	Beneficial

Investment Adviser

The investment adviser for the Funds is Oberweis Asset Management, Inc., 3333 Warrenville Road, Suite 500, Lisle, Illinois, 60532.

Distributor/Principal Underwriter

The distributor (also known as the principal underwriter) for the Funds is Oberweis Securities, Inc., 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532.

Method of Proxy Solicitation

Officers of the Trust will solicit proxies from shareholders. The cost of such solicitation is expected to primarily consist of printing and mailing expenses which will be borne by shareholders of the Trust. Additional solicitation may be made by letter, telephone or electronic communication by the Trust’s transfer agent or personnel of OAM, or by account executives or other personnel of OSI, or other broker-dealers whose clients own shares of a Fund. OAM on behalf of the Trust has engaged Okapi Partners LLC to assist in the solicitation of proxies at an estimated cost of $13,656.65.

Other Matters

The only matter that is expected to be acted on at the Meeting is that stated in the Notice of the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person(s) named as proxies.

Independent Registered Public Accounting Firm

In accordance with Section 32(a) of the 1940 Act, the Board, including the Independent Trustees, has selected BBD, LLP (“BBD”) as the Trust’s principal accountant to audit each Fund’s financial statements for the Trust current fiscal year. BBD has served the Fund in this capacity since 2016. All of BBD’s services in auditing the Fund’s financial statements beginning with the fiscal year ended December 31, 2016 were performed by full-time permanent employees of BBD. Representatives of BBD are not expected to be present at the Meeting.

Audit Fees.    For the fiscal years ended December 31, 2020 and December 31, 2019, the Trust was billed $125,500 for each year by BBD for professional services related to the audit of the Fund’s financial statements and related regulatory filings.

Audit-Related Fees.    No audit-related fees were billed to the Trust by BBD in the fiscal years ended December 31, 2020 and December 31, 2019.

Tax Fees.    For the fiscal years ended December 31, 2020 and December 31, 2019, the Trust was billed $29,000 for each year by BBD for professional services rendered for tax compliance and tax advice.

All Other Fees.    For the fiscal years ended December 31, 2020 and December 31, 2019, BBD did not bill the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.    Pursuant to the Audit Committee Charter, the Audit Committee of a Fund pre-approves any engagement of the independent auditors to provide any audit and non-audit services to the Fund, including the fees and other compensation to be paid to the independent auditors.

Further, the Audit Committee pre-approves any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to OAM or any entity controlling, controlled by or under common control with OAM (a “control affiliate” of OAM) providing ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Notwithstanding the above, pre-approval of non-audit services for the Fund is not required if (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Further, pre-approval of non-audit services for OAM (or any control affiliate of OAM providing ongoing services to the Fund) is not required, if (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, OAM and any control affiliate of OAM providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Non-Audit Fees.    For the fiscal years ended December 31, 2020 and December 31, 2019, the Trust, OAM or control affiliates of OAM were billed $29,000 for each year by BBD for non-audit services.

Submission of Shareholder Proposals

The Trust ordinarily does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of The Oberweis Funds c/o Trust, 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532. Proposals must be received by the Trust a reasonable time before the Trust begins to print and send its proxy materials with respect to a meeting of shareholders in order for a proposal to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Dated: January 26, 2022

SHAREHOLDERS ARE REQUESTED TO VOTE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

Appendix A

The Oberweis Funds

Nominating Committee Charter
Adopted February 12, 2004

I.       PURPOSE

The Nominating Committee is a committee of the Board of the Fund. Its primary function is to identify and recommend individuals for membership on the Board.

II.     COMPOSITION

The Nominating Committee shall be comprised of the independent board members1 as determined by the Board, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee.

A board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940. Furthermore, any individual who has been an officer or director of the investment adviser or distributor of the Fund, whether currently or in the past, shall not be eligible to serve as an independent director. In addition, any individual whose “close family member”2 is or has been an officer or interested director of the Fund, or officer, director or employee of the investment adviser or the principal distributor shall not be eligible to serve as an independent director. To avoid any appearances of conflict, independent directors shall not have material business or financial relationships or other material contacts with the investment adviser or the principal distributor. The final determination of a director’s independence, whether as a matter of general status or with regard to a particular issue, shall be subject to determination by a majority of the other independent directors of the Fund, upon the advice of legal counsel.

The identification and recommendation of individuals for Board membership shall be the responsibility of the Nominating Committee. The selection and nomination of independent directors shall be by vote of a majority of the incumbent independent directors, and the selection and nomination of interested directors shall be by vote of a majority of the directors.

Shareholders may submit suggestions for candidates by following the procedures for communication from shareholders and directing the communication to the Chairman of the Nominating Committee. To receive consideration for a particular vacancy, suggestions for candidates must be submitted by such date as established by the Nominating Committee. With regard to candidates for interested director positions, the Nominating Committee and the Board shall give reasonable consideration to the Fund’s investment adviser’s and/or principal distributor’s suggestions of candidates.

The Nominating Committee shall determine to what extent, if any, the process for evaluating candidates recommended by shareholders should differ from the process for evaluating candidates suggested by other directors or by the Fund’s investment adviser or principal distributor.

The members and Chairman of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III.   MEETINGS

The Nominating Committee shall meet as frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

____________

1        The Fund is organized as a Massachusetts business trust; any references to “directors” or “board members” shall be deemed to mean “trustees.”

2        A “close family member” means a person’s spouse, parents, siblings, mother- and father-in-law, brothers- and sisters-in-law, aunts, uncles, cousins and anyone (other than domestic employees) who shares such person’s home.

IV.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A.     Board Nominations and Functions

1.      Identify and recommend individuals for director membership on the Board. Recommendations for candidates may be submitted to the Committee by other trustees, by shareholders, or by the Fund’s investment adviser or principal distributor. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:

a.           The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience. One or more of the independent Directors should have the attributes and qualifying experience of an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission.

b.           Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

c.           Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

d.           Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.      Evaluate candidates recommended by shareholders, which shall include verifying information submitted regarding the candidate and, depending on the results of that verification and the extent to which the candidate otherwise satisfies the criteria for board candidates, interviewing the candidate. If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chairman of the Nominating Committee. Suggestions for candidates for specific positions must be received by such date as established by the Nominating Committee.

3.      Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.      Periodically review Independent Director compensation and recommend any appropriate changes to the Board as a group.

5.      On an annual basis discuss the performance of the Board.

6.      Oversee the development and implementation by the Fund’s investment manager and legal counsel of a program for the orientation of new Independent Directors and ongoing education for Independent Directors.

B.      Committee Nominations and Functions

1.      Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.      Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.     Other Powers and Responsibilities

1.      Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

2.      Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

3.      Maintain minutes of committee meetings, report its significant activities to the Board; and make such recommendations to the Board as the Nominating Committee deems necessary or appropriate.

PROXY	PROXY

THE OBERWEIS FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 25, 2022

3333 Warrenville Road, Lisle, Illinois 60532

[INSERT FUND NAME HERE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Patrick B. Joyce and Eric V. Hannemann, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 25, 2022 at 9:00 a.m., Central Time, at the offices of Oberweis Asset Management Inc., 3333 Warrenville Road, Lisle, Illinois 60532, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.  By Phone: Call Okapi Partners toll-free at: (844) 343-2621 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 8:00 AM to 4:00 PM (CST).

OR
2. By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/OBERWEIS2022 and follow the simple on-screen instructions.
OR
3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.
If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on March 25, 2022.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE BELOW TRUSTEE NOMINEES

INSTRUCTIONS:    To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.       To elect five Trustees to the Board of Trustees of the Trust

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT
Nominees: ☐ Alix Charles ☐ Katherine Smith Dedrick ☐ Gary D. McDaniel ☐ Michael Simon ☐ James W. Oberweis

2.       To transact such other business as may properly come before the Special Meeting.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE OBERWEIS FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 25, 2022

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/OBERWEIS